SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                    _________________________

                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 1997


                        AlliedSignal Inc.
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     (Exact name of registrant as specified in its charter)


      Delaware                      1-8974                   22-2640650
   --------------                ------------              --------------
  (State or other                (Commission             (I.R.S. Employer
  jurisdiction of                File Number)           Identification No.)
  incorporation)


          101 Columbia Road
           P.O. Box 4000
       Morristown, New Jersey                              07962-2497
  ----------------------------------------                ------------
  (Address of principal executive offices)                 (Zip Code)


  Registrant's telephone number, including area code:  (201) 455-2000

Item 5.   Other Events
          ------------


     On July 23, 1997, the Board of Directors of the Registrant declared a 2-for-1 split of the Registrant's common stock in the form of a 100 percent distribution to shareowners of record at the close of business on August 21, 1997. New certificates representing the additional shares issued in the stock split will be mailed on September 15, 1997. Shares of common stock are expected to begin trading at the post-split price on September 16, 1997.



                           SIGNATURES
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AlliedSignal Inc.
                                   (Registrant)



Date:  July 23, 1997               By: /s/ Peter M. Kreindler
                                   -----------------------------
                                   Peter M. Kreindler
                                   Senior Vice President,
                                   General Counsel and Secretary